Exhibit 99.1

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (this “Agreement”) is made and entered into as of June , 2020 by and between Crestmark, a division of MetaBanK, National Association having an address of 5480 Corporate Drive, Suite 350, Troy, Michigan 48098 (“Crestmark”), The Singing Machine Company, Inc. having its principal office at 6301 NW 5th Way, Suite 2900, Fort Lauderdale, Florida 33309 (“Debtor”), and Iron Horse Credit LLC with its principal place of business located at 6620 Southpoint Drive South Suite 230 Jacksonville, FL 32216 (“Inventory Lender”).

Recitals

A. Pursuant to that certain Credit and Security Agreement, dated June , 2020, by and between Debtor and Inventory Lender (as amended, the “Inventory Loan Agreement”), Inventory Lender may make available to Debtor revolving inventory loans secured by, among other assets, all existing and future Inventory (as defined below) and Accounts (as defined below) of Debtor.

B. Pursuant to that certain Loan and Security Agreement and related Schedule dated as June , 2020, by and between Debtor and Crestmark (as amended, the “Crestmark Agreement”), Crestmark may from time to time provide financing to the Debtor and Debtor has granted to Crestmark a security interest in all personal property of Debtor, including all existing and future Accounts.

C. Inventory Lender and Crestmark desire to enter into this Agreement to clarify their respective priorities as secured parties in connection with the Inventory Loan Agreement and the Crestmark Agreement.

NOW THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto mutually agree as follows:

1. Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the UCC to the extent defined therein. As used in this Agreement, the following terms not otherwise defined herein shall have the meanings set forth below:

1.1 “Accounts” has the meaning ascribed to such term in Article 9 of the UCC.

1.2 “Assignment Notice” means a written notice by a Secured Party to an Account Debtor that all of the present and future Accounts of Debtor have been assigned to such Secured Party pursuant to the UCC and that all such Accounts should be paid directly to such Secured Party, or confirmation online of a remittance advice or its equivalent that payments are to be made to a Secured Party.

1.3 “Collateral” means all existing and future assets of Debtor in which Debtor has granted to a Secured Party, or Secured Party otherwise holds, a security interest or lien as security for the payment and performance of a Secured Obligation. Collateral includes, without limitation, all assets of Debtor which constitute Collateral and which arise during any bankruptcy, reorganization or similar insolvency proceeding of Debtor.

1.4 “Crestmark Documents” means the Crestmark Agreement and all written agreements, documents and instruments entered into by Debtor with or in favor of Crestmark in connection with the Crestmark Agreement, in each case, as amended.

1.5 “Crestmark Priority Collateral” means Qualified Accounts and Qualified Inventory.

1.6 “Crestmark Obligations” means any and all of Debtor’s present and future indebtedness, liabilities and obligations to Crestmark arising under or in connection with the Crestmark Documents.

1.7 “Inventory Lender Collateral Reserve Percentage” means 20% or such higher or other percentage as Inventory Lender may from time to time specify in a written notice to Crestmark.

1.8 “Inventory Lender Collateral Reserve” means, with respect to any Account, the Inventory Lender Collateral Reserve Percentage of such Account.

1.9 “Inventory Lender Obligations” means any and all of Debtor’s present and future indebtedness, liabilities and obligations to Inventory Lender arising under or in connection with the Inventory Loan Documents.

1.10 “Inventory Lender Priority Collateral” means all existing and future Inventory and Accounts of Debtor other than Qualified Accounts and Qualified Inventory, together with the Proceeds thereof.

1.11 “Inventory Loan Documents” means the Inventory Loan Agreement and all written agreements, documents and instruments entered into by Debtor with or in favor of Inventory Lender in connection with the Inventory Loan Agreement, in each case, as amended.

1.12 “Qualified Accounts” means all Accounts of Debtor, whether now existing or hereafter arising, including proceeds of Inventory sold in the ordinary course of business, for which Crestmark has made a cash payment to Inventory Lender or, in accordance with Section 4.1, at Inventory Lender’s instruction, to Debtor, of at least the Inventory Lender Collateral Reserve.

1.13 “Qualified Inventory” means all Inventory which has been sold by Debtor which has given rise to a Qualified Account, and which has been returned by the applicable Account Debtor with or without the express or implied consent of Debtor.

1.14 “Secured Obligations” means both the Crestmark Obligations and the Inventory Lender Obligations. In the event of any financing of Debtor by a Secured Party during any bankruptcy, arrangement, or reorganization of Debtor, each Secured Party agrees that the other Secured Party’s “Secured Obligations” shall include without limitation all indebtedness, liabilities and obligations incurred by Debtor in any such case or proceeding.

1.15 “Secured Party” means Inventory Lender and/or Crestmark.

1.16 “Shared Collateral” means all Collateral other than the Inventory Lender Priority Collateral and the Crestmark Priority Collateral.

1.17 “UCC” means the Uniform Commercial Code in effect in the State of Nevada and as may be amended from time to time, and all capitalized terms contained herein that are defined by the UCC shall have the meanings ascribed by the UCC.

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2. Relative Priorities.

2.1 Subject to paragraphs 6.4 and 6.5 below, any security interest or claim of Crestmark that may now or hereafter have in the Crestmark Priority Collateral shall at all times be prior to and senior to any security interest or claim of Inventory Lender that may now or hereafter be attached to the Crestmark Priority Collateral.

2.2 Subject to paragraphs 6.4 and 6.5 below, any security interest or claim of Inventory Lender that may now or hereafter may have in the Inventory Lender Priority Collateral shall at all times be prior to and senior to any security interest or claim of Crestmark that may now or hereafter be attached to the Inventory Lender Priority Collateral.

2.3 The priorities specified in this Agreement shall be applicable irrespective of whether there is any attachment of a security interest in favor of either Inventory Lender or Crestmark, the time or order of attachment or perfection of any security interest or the time or order of filing of any financing statements or other documents, or the giving of any notices of purchase money security interests or other notices, or possession of any Collateral, or any statutes, rules or law, or court decisions to the contrary.

2.4 So long as the Crestmark Agreement and Inventory Loan Agreement are each in full force and effect, any security interest held by Crestmark and Inventory Lender in the Shared Collateral shall have equal priority.

3. Debtor Notification. Crestmark shall promptly send to or obtain from all Account Debtors of Debtor an Assignment Notice. Crestmark shall not terminate or rescind any Assignment Notice except with the prior written consent of Inventory Lender or upon five days’ prior written notice to Inventory Lender.

4. Qualified Accounts

4.1 Crestmark may, at its election, convert an Account to a Qualified Account by remitting to Inventory Lender, for the account of Debtor, the Inventory Lender Collateral Reserve for such Account. Upon payment by Crestmark to Inventory Lender of the Inventory Lender Collateral Reserve for an Account, such Account shall constitute a Qualified Account hereunder. For the avoidance of doubt, an Account shall not constitute a Qualified Account unless Crestmark remits to Inventory Lender, for the account of Debtor, the Inventory Lender Collateral Reserve for such Account. To the extent Crestmark elects to remit payment of the Inventory Lender Collateral Reserve for an Account, Crestmark may, with the prior email or other written consent of Inventory Lender, remit to Debtor such portion of such Inventory Lender Collateral Reserve as Inventory Lender may permit in its discretion.

4.2 Crestmark agrees that it will promptly notify Inventory Lender in the event Crestmark does not purchase or advance against an Account submitted by Debtor to Crestmark for purchase or financing under the Crestmark Documents.

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5. Rights and Remedies.

5.1 Subject to the terms of this Agreement, each Secured Party may, at any time without the consent of the other Secured Party, renew or extend any of the Secured Obligations owing to it from the Debtor or that of any other person at any time directly or indirectly liable for the payment of any Secured Obligations; accept partial payments on account of such Secured Obligations; settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of such Secured Obligations; change, alter or vary the interest charge on, or any other terms or provisions of such Secured Obligations owing to it or any present or future instrument, document or agreement with the Debtor; and take any other action or omit to take any other action with respect to such Secured Obligations as it deems necessary or advisable in its sole discretion; and each Secured Party waives any right to require the other to resort to any Collateral or other assets or funds in any particular order, including, without limitation, any order that would result in Inventory Lender or Crestmark, as the case may be, first resorting to Collateral, assets or funds to which the other has no recourse.

5.2 Except as otherwise expressly provided in Section 5.4 below, Inventory Lender shall not collect, take possession of, foreclose upon, or exercise any other rights or remedies with respect to Crestmark Priority Collateral, judicially or non-judicially, or attempt to do any of the foregoing prior to Crestmark filing duly authorized (or authorizing the filing of) UCC termination statements terminating all UCC filings made by Crestmark against Debtor; provided that in the event (i) Crestmark has commenced a judicial proceeding or nonjudicial action to collect or enforce the Crestmark Documents, the Crestmark Obligations or the Crestmark Priority Collateral, or (ii) a case or proceeding by or against Debtor is commenced under the United States Bankruptcy Code or any other insolvency law, then Inventory Lender, after first giving notice to Crestmark, may take such action in any such proceeding, action or case referred to in clause (i) or (ii) above as it deems necessary in its good faith judgment to protect its interests in any such proceeding, action or case so long as any such action taken does not adversely affect Crestmark’s rights in the Crestmark Priority Collateral or interfere with Crestmark’s right to recover the Crestmark Priority Collateral.

5.3 Except as otherwise expressly provided in Section 5.4 below, Crestmark shall not collect, take possession of, foreclose upon, or exercise any other rights or remedies with respect to Inventory Lender Priority Collateral, judicially or non-judicially, or attempt to do any of the foregoing prior to Inventory Lender filing duly authorized (or authorizing the filing of) UCC termination statements terminating all UCC filings made by Inventory Lender against Debtor; provided that in the event (i) Inventory Lender has commenced a judicial proceeding or nonjudicial action to collect or enforce the Inventory Loan Documents, the Inventory Lender Obligations or the Inventory Lender Priority Collateral, or (ii) a case or proceeding by or against Debtor is commenced under the United States Bankruptcy Code or any other insolvency law, then Crestmark, after first giving notice to Inventory Lender, may take such action in any such proceeding, action or case referred to in clause (i) or (ii) above as it deems necessary in its good faith judgment to protect its interests in any such proceeding, action or case so long as any such action taken does not adversely affect Inventory Lender’s rights in the Inventory Lender Priority Collateral or interfere with Inventory Lender’s right to recover the Inventory Lender Priority Collateral.

5.4 Each Secured Party agrees that all Accounts (including Accounts that are Inventory Lender Priority Collateral) shall be collected by Crestmark pursuant to Assignment Notice(s); provided, that, if for any reason Crestmark does not or elects not to send to or receive from an Account Debtor an Assignment Notice, Inventory Lender may, upon five business days prior written notice to Crestmark, send to or obtain from such Account Debtor an Assignment Notice and collect such Accounts from such Account Debtor. Accounts collected by Crestmark which are Inventory Lender Priority Collateral shall be immediately turned over to Inventory Lender by Crestmark and Accounts collected by Inventory Lender which are Crestmark Priority Collateral shall be immediately turned over to Crestmark by Inventory Lender.

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5.5 Any proceeds of Inventory Lender Priority Collateral received by Inventory Lender after its Secured Obligations are paid in full and it has filed (or authorized the filing of) UCC termination statements with respect to all UCC filings made by it against Debtor, shall be turned over to Crestmark in the event that there are Secured Obligations owing to Crestmark. Any proceeds of Crestmark Priority Collateral received by Crestmark after its Secured Obligations are paid in full and it has filed (or authorized the filing of) UCC termination statements with respect to all UCC filings made by it against Debtor, shall be turned over to Inventory Lender in the event that there are Secured Obligations owing to Inventory Lender.

5.6 Either Secured Party may exercise its rights against the Shared Collateral after giving the other Secured Party prior written notice of its intention to exercise any such rights. The Secured Party receiving such notice will reasonably cooperate with the other Secured party in conducting a commercially reasonable disposition of the Shared Collateral, but such cooperating Secured Party shall not be required to incur any cost or expense in connection with such cooperation. Any proceeds of Shared Collateral shall be distributed to each Secured Party pro rata, based on the outstanding Secured Obligations owed to each Secured Party. In the event that either Secured Party collects proceeds of Shared Collateral, such party shall give the other Secured Party notice of the disposition of such Shared Collateral and the amount of proceeds collected. Notwithstanding the foregoing, Crestmark agrees that in order to obtain maximum value for the Inventory, the Inventory may be packaged with the Shared Collateral to one buyer and the Crestmark and Inventory Lender shall determine the value placed upon Inventory and the value placed upon the Shared Collateral jointly.

5.7 From and after receipt by Crestmark from Inventory Lender of a copy of a notice of default sent by Inventory Lender in respect of its Secured Obligations or in connection with the Inventory Loan Documents, (a) Debtor irrevocably authorizes and directs Crestmark to remit to Inventory Lender, and Crestmark agrees to remit to Inventory Lender, any and all amounts from time to time that Crestmark would have in its discretion advance to the Debtor under the Crestmark Documents and (b) Crestmark agrees that it shall not make any payments to Debtor or for Debtor’s account under the Crestmark Documents. Crestmark is not under any obligation to make advances to the Debtor or making any representations that any such advances will be made.

5.8 From and after receipt by Inventory Lender from Crestmark of a copy of a notice of default sent by Crestmark in respect of its Secured Obligations or in connection with the Crestmark Loan Documents, (a) Debtor irrevocably authorizes and directs Inventory Lender to remit to Crestmark, and Inventory Lender agrees to remit to Crestmark, any and all amounts from time to time that Inventory Lender would have in its discretion advance to the Debtor under the Inventory Lender Documents and (b) Inventory Lender agrees that it shall not make any payments to Debtor or for Debtor’s account under the Inventory Lender Documents. Inventory Lender is not under any obligation to make advances to the Debtor or making any representations that any such advances will be made.

6. General Covenants.

6.1 This Agreement shall not be construed as a commitment or agreement by Inventory Lender or Crestmark to provide financing to Debtor or continue financing arrangements with Debtor. Inventory Lender or Crestmark may terminate such arrangements at any time with no obligation, monetary or otherwise, to the other except as provided for in this Agreement.

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6.2 The Secured Party having a senior security interest or lien in the Collateral in accordance with the priorities established by the Agreement shall, subject to such Secured Party’s rights under its agreements with Debtor, have the sole and exclusive right to adjust and settle any insurance policy in the event of any loss affecting such Collateral. Each Secured Party shall notify the other, in writing, of any action(s) taken by such Secured Party in connection with the terms of this Section and keep the other apprised as to the status of such action(s). All proceeds of such policy shall be paid to the Secured Party having the senior claim as set forth in this Agreement. Subject to applicable law, after payment of such senior Secured Party’s claim and all expenses of collection, including reasonable attorneys’ fees and other costs, fees and expenses, any remaining proceeds shall be promptly remitted to the other Secured Party for application to the Secured Obligations owing to it.

6.3 Each Secured Party shall give to the other copies of any written notice of the occurrence or existence of an event of default sent to Debtor, simultaneously with the sending of such notice to Debtor, but the failure to do so shall not affect the validity of such notice, nor shall it create any claim or right on behalf of the other party, the Debtor or any third party. The sending of such notice shall not give the recipient the obligation to cure such default or event of default. Pursuant to the UCC, each Secured Party hereby requests from the other Secured Party notice of the time and place of any public sale and of the time on or after which any private sale or other intended disposition of Collateral is to be made by the other Secured Party.

6.4 This Agreement shall constitute a continuing agreement of subordination, during which time (i) Crestmark may continue, without notice to Inventory Lender, to provide financial accommodations to or on behalf of Debtor and this Agreement shall continue until any and all obligations due Crestmark have been fully discharged and satisfied and an authorized representative of Crestmark has filed UCC termination statements terminating all UCC filings made by Crestmark on Debtor (which it will timely file after the Crestmark Obligations are paid in full in good funds); and (ii) Inventory Lender may continue, without notice to Crestmark, to provide financial accommodations to or on behalf of Debtor and this Agreement shall continue until any and all obligations due Inventory Lender have been fully discharged and satisfied and an authorized representative of Inventory Lender has filed UCC termination statements terminating all UCC filings made by Inventory Lender on Debtor (which it will timely file after the Inventory Lender Obligations are paid in full in good funds).

6.5 This Agreement shall remain in force and effect indefinitely until the earlier to occur of (i) the expiration of the term of the Crestmark Agreement, the full and indefeasible payment of the Crestmark Obligations and an authorized representative of Crestmark has filed UCC termination statements terminating all UCC filings made by Crestmark on Debtor or (ii) the expiration of the term of the Inventory Loan Agreement, the full and indefeasible repayment of the Inventory Lender Obligations and an authorized representative of Inventory Lender has filed UCC termination statements terminating all UCC filings made by Inventory Lender on Debtor. Notwithstanding the foregoing:

6.5.1 If, after repayment of Crestmark Obligations and termination of all UCC filings made by Crestmark on Debtor, Debtor thereafter becomes liable to Crestmark on account of the Crestmark Obligations, or any payment made on the Crestmark Obligations shall for any reason be required to be returned or refunded by Crestmark, this Agreement shall thereupon in all respects become effective with respect to such subsequent or reinstated Crestmark Obligations, without the necessity of any further act or agreement between Secured Parties.

6.5.2 If, after repayment of the Inventory Lender Obligations and termination of all UCC filings made by Inventory Lender on Debtor, Debtor thereafter becomes liable to Inventory Lender on account of the Inventory Lender Obligations, or any payment made on the Inventory Lender Obligations shall for any reason be required to be returned or refunded by Inventory Lender, this Agreement shall thereupon in all respects become effective with respect to such subsequent or reinstated Inventory Lender Obligations, without the necessity of any further act or agreement between Secured Parties.

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6.6 The relationship between the Secured Parties is, and at all times shall remain solely that of creditors of Debtor. Secured Parties shall not under any circumstances be construed to be partners or joint venturers of one another; nor shall the Secured Parties under any circumstances be deemed to be in a fiduciary relationship with one another or to owe any fiduciary duty to one another outside the duties expressly provided in this Agreement. Secured Parties do not undertake or assume any responsibility or duty to one another to select, review, inspect, supervise, pass judgment upon or otherwise inform each other of any matter in connection with Debtor’s property, any Collateral held by any Secured Party or the operations of Debtor. Each Secured Party shall rely entirely on its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by any Secured Party in connection with such matters is solely for the protection of such Secured Party. Neither Secured Party shall commit or perform any act and/or omission that in any way intentionally, fraudulently or maliciously hinders, impedes, interferes with or otherwise adversely impacts or affects the other Secured Party’s priority interest in any Collateral.

6.7 This Agreement is intended to define the rights and duties of Inventory Lender and Crestmark; and it is not intended that any third party shall benefit from this Agreement.

7. Post-Termination Collections. Upon satisfaction of the Crestmark Obligations, Crestmark may in its sole discretion, at Inventory Lender’s request, continue to collect Accounts for the benefit of Inventory Lender. To the extent that Crestmark collects Accounts for the benefit of Inventory Lender, Crestmark shall be entitled to charge to Inventory Lender one percent (1%) of the amount collected plus all direct costs incurred by Crestmark from third parties associated with such collection. Crestmark shall submit invoices and other proof of incurring of all such direct costs. The reimbursement of direct costs shall not include any labor or services of Crestmark or any of its employees, agents, affiliates, officers, directors or shareholders. Notwithstanding anything contained herein to the contrary, Crestmark shall at no time be obligated to pursue collection efforts for or on behalf of Inventory Lender, and Crestmark’s sole duty insofar as the receipt of Inventory Lender Priority Collateral is to forward such Inventory Lender Priority Collateral to Inventory Lender.

8. Exchange of Information. Upon request and reasonable advance notice, Inventory Lender shall provide Crestmark with access to any information related to the Inventory Lender Obligations, including but not limited to, weekly borrowing base certificates and audits and financial statements. Similarly, upon request and reasonable advance notice Crestmark shall provide Inventory Lender with access to any information related to the Crestmark Obligations. Access for Inventory Lender and Crestmark shall include the right, at the expense of the party seeking the information, to obtain duplicates of such information.

9. Miscellaneous.

9.1 Notices. Any notices and demands under or related to this Agreement shall be in writing and delivered to the intended party at its address stated herein or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand will be deemed given or made as follows: (a) if sent by hand delivery or overnight courier, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; (c) if sent by telecopy, upon receipt; and (d) if sent by electronic mail, upon sender’s receipt of an acknowledgment from the intended recipient (such as by “return receipt requested” function, as available, return email or other written acknowledgment).

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9.2 Assignment. The terms of this Agreement shall be binding upon and inure to the benefit of each party and their respective heirs, executors, administrators, successors and assigns. Notwithstanding the foregoing, neither Secured Party will, at any time while this Agreement is in effect, assign the Crestmark Documents, the Inventory Loan Documents or any of the Secured Obligations unless the assignee or transferee thereof shall first agree in a writing, satisfactory in form and substance to the other Secured Party, to become a party and to succeed to the rights and to be bound by all of the obligations of the transferring Secured Party.

9.3 Insolvency. This Agreement shall be applicable both before and after the filing of any bankruptcy, insolvency, reorganization or similar proceeding by or against Debtor.

9.4 Applicable Law. The validity, construction and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Michigan, without regard to conflicts of laws principles.

9.5 Venue and Jurisdiction. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state courts of Michigan sitting in Oakland County and of the United States District Court for the Eastern District of Michigan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such state court or, to the fullest extent permitted by applicable law, in such federal court. Each party irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in this Section. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of inconvenient forum to the maintenance of such action or proceeding in any such court.

9.6 No Waiver. No failure on the part of either party to exercise, no delay in exercising, and no course of dealing with respect to any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

9.7 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and all previous agreements or discussions between the parties relating to the subject matter hereof, written or oral, are hereby terminated and/or superseded by this Agreement. This Agreement may be amended or modified only by a written instrument signed by both parties. If any provision of this Agreement is held invalid, the validity of the remainder of this Agreement shall not be affected.

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9.8 Counterparts and Electronic Transmission. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by facsimile, email or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement, and any party delivering such an executed counterpart of the signature page to this Agreement by facsimile, email or other electronic transmission to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

9.9 Construction. This Agreement has been negotiated by the parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party. The headings and captions set forth herein are for convenience of reference only and shall not affect the construction or interpretation hereof. To the extent there is any conflict between the terms and provisions of this Agreement and those contained in the Crestmark Documents or the Inventory Loan Documents, the terms and provisions of this Agreement shall govern the relationship of the parties hereto.

9.10 Number and Gender. Whenever the singular number is used in this Agreement and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders.

9.11 Further Assurances. The Parties agree to do, take, execute, acknowledge if required and deliver such further and additional acts, actions, documents, instruments or writings not specifically referred to herein as may be necessary, required, proper, desirable or convenient for the purpose of fully effectuating the provisions hereof.

9.12 Indemnification. The Debtor agrees to defend, indemnify and hold harmless each Secured Party and their respective directors, officers, employees, attorneys, successors and assigns from and against any and all claims, losses, liabilities, costs, damages and expenses, including, without limitation, reasonable legal and accounting fees, arising out of or in any way related to this Agreement or any action or omission of the Secured Parties in complying with the terms of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have duly executed this Intercreditor Agreement the day and year first above written.

Crestmark, a division of MetaBank, National Association	Iron Horse Credit LLC, a Delaware limited liability company

By:	By:
Name:	Name:
Title:	Title:

The Singing Machine Company, Inc.,
a _____________________ corporation

By:
Name:
Title: